                             Westfield America, Inc.
          Preferred Stock, Common Stock, Depositary Shares and Warrants
                             ----------------------

                             Underwriting Agreement

                                                               ------------,





Ladies and Gentlemen:

    From time to time Westfield America, Inc., a Missouri corporation organized and operating as a real estate investment trust ("REIT") for Federal income tax purposes (the "Company), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the Underwriters with respect to such Pricing Agreement and the securities specified therein) certain securities ( the "Securities"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Securities".

    The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

    If the Designated Securities specified in any Pricing Agreement are depositary shares (the "Depositary Shares"), each Depositary Share will represent a portion, specified in the applicable Pricing Agreement, of the Company's capital stock that the Company will have deposited against delivery of depositary receipts (the "Depositary Receipts") to be issued by a depositary, specified in the applicable Pricing Agreement, (the "Depositary"), under a deposit agreement (the "Deposit Agreement) among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Each Depositary Receipt will represent Depositary Shares as described in the applicable Depositary Agreement.

    1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the

Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

    2. The Company and the Operating Partnership (as hereinafter defined), jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File Nos. 333-52977) in respect of the Securities of the Company has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document with respect to such registration statement or documents incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

         (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities directly or through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

         (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities directly or through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

         (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus ; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus , there has not been any change in the capitalization or long-term debt of the Company or any of its subsidiaries or any material adverse change in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

         (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and any applicable Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole;

         (f) Westfield America Limited Partnership (the "Operating Partnership") has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Operating Partnership; all of the issued and outstanding limited partnership interests of the Operating Partnership have been duly authorized and validly issued and are fully paid and nonassessable; the Company's ownership interest in the Operating Partnership is as described in the Prospectus as amended or supplemented;

         (g) Each subsidiary of the Company, other than the Operating Partnership, which is covered in paragraph (f) above, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock or other ownership interests of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, except for joint ventures which are owned as described in the Prospectus , is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for the stock of CMF, Inc., which is pledged by the Company as security for certain indebtedness relating to department stores which are net leased to The May Department Stores Company (the "May Properties"), and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole and as disclosed in the Prospectus;

         (h) The Company elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with its taxable year ended December 31, 1994, and the Company intends to continue to operate in a manner consistent with such election and all rules with which a REIT must comply. Commencing with the Company's taxable year ended December 31, 1994, the Company was organized in conformity with the requirements for qualification as a REIT, and its planned method of operation, and its actual method of operation from February 12, 1994 through the date of the Prospectus as amended or supplemented (taking into account the Company's interest in Westland Properties, Inc. ("WPI")), will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

         (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus as amended or supplemented under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Underwriting Agreement, to reservations or agreements referred to in the Prospectus as amended or supplemented or to the exercise of convertible securities referred to in the Prospectus as amended or supplemented). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

         (j) The Designated Securities to be purchased by the Underwriters have been duly authorized, and, when the Firm Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Securities, pursuant to Overallotment Options (as defined in Section 3 hereof) with respect to such Optional Securities, such Designated Securities will be duly and validly issued and fully paid and nonassessable;

         (k) Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults as would not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and the execution, delivery and performance of this Agreement, any Pricing Agreement, any Deposit Agreement, the deposit of any Securities in accordance with any applicable Deposit Agreement and each Overallotment Option, if any, and the consummation of the transactions contemplated herein and therein and in the Registration Statement and compliance by the Company with its obligations hereunder and under any Pricing Agreement have been duly authorized by all necessary corporate and other action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens charges or encumbrances that would not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole), nor will such action result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries;

         (l) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, foreign or domestic, is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or any Pricing Agreement or any Overallotment Option, except such as have been already obtained, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), be obtained as may be required under the Act or the rules and regulations thereunder or foreign or state securities or blue sky laws;

         (m) This Agreement has been, and, when signed, the applicable Pricing Agreement relating to the Designated Securities will be, duly authorized by all necessary corporate action of the Company, executed and delivered by the Company;

         (n) The Company and its subsidiaries have no employees;

         (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (p) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required;

         (q) The Securities conform to the description thereof contained in the Registration Statement under the caption "Description of Capital Stock" and "Description of Warrants," as applicable and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented under the caption "Description of Capital Stock" and "Description of Warrants," as applicable as amended or supplemented with respect to such Designated Securities and such description will conform to the rights set forth in the instruments defining the same; the statements set forth in the Prospectus under the captions "Federal Income Tax Considerations", "Plan of Distribution" and any equivalent captions, insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair summaries in all material respects;

         (r) Neither the Company nor any of its subsidiaries is subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (s) The accountants who have certified certain financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (t) The financial statements and the financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities at the dates indicated, the results of their operations for the periods specified and the information required to be stated therein; and said financial statements and financial statement schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement. Any pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and present fairly the information shown therein; the pro forma adjustments, if any, have been properly applied to the historical amounts in the compilation of such statements, and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

         (u) The Company's common stock is listed on the New York Stock Exchange (the "NYSE");

         (v) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property, including a non-transferable, non-exclusive, royalty-free right and license granted by Westfield Corporation, Inc. to the Company to use the name of "Westfield" in the names "Westfield America, Inc." and "Westfield Shopping Town" as evidenced by the Trade Name License Agreement and the amendments thereto (collectively, "Intellectual Property"), necessary to carry on the business now operated by it, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, would result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole;

         (w) Except as otherwise disclosed in the Prospectus, and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole: (i) each of the Company and its subsidiaries, or any partnership or joint venture in which the Company or any of its subsidiaries is a managing partner or managing joint venturer, has good and marketable title to, or a valid leasehold interest in, all properties and assets described in the Prospectus as amended or supplemented as owned or leased by such party (collectively, for purposes of this Section 2(a)(w), the "Properties"); all consents necessary with respect to any changes in the ownership of the Properties (or any entities that own any such Property or own interests in any such entity) have been obtained; in each case free of all liens, encumbrances claims, security interests and defects of any kind (including, without limitation, options to purchase and rights of first refusal), other than those referred to in the Prospectus, those contained in any applicable partnership or joint venture agreements or those which do not, singly or in the aggregate, materially affect the value of such Properties and do not materially interfere with the use made and proposed to be made of the Properties by the Company or any of its subsidiaries; (ii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of the Company or any of its subsidiaries (or the ability of the Company or any of its subsidiaries to collect rent from the Properties) that are required to be disclosed in the Prospectus are disclosed therein; (iii) neither the Company, any of its subsidiaries nor, to the knowledge of the Company, any lessee of any portion of any such party's properties is in default under any of the leases pursuant to which the Company or any of its subsidiaries leases its properties and neither the Company nor any of its subsidiaries knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (iv) to the best of its knowledge, each of the properties of the Company or any of its subsidiaries complies with all applicable codes and zoning laws and regulations; and (v) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size or use of, improvements or construction on or access to the properties of the Company or any of its subsidiaries;
    (vi) the maintenance, service, advertising and other like contracts and agreements with respect to the ownership and operation of Properties are in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, and are on commercially reasonable terms and are incidental and reasonably related to the ownership and/or operation of its Properties and neither the Company nor its subsidiaries is in default under any such contracts except for such defaults that would not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; (vii) all of the leases and subleases material to the business of the Company and its subsidiaries, considered as a whole, and under which the Company or any of its subsidiaries holds Properties are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except for any claim that could not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and (viii) except as set forth in the Prospectus, the Company's collection of rents from the Properties is in accordance with all applicable laws, rules and regulations and neither the Company nor any of its subsidiaries has received a notice of violation of any of the foregoing, except for such violations that would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole;

         (x) The May Properties as described in the Prospectus represent the sole assets of CMF, Inc.;

         (y) Each of the Company and its subsidiaries has title insurance on all of its shopping centers, subject only to liens, encumbrances, claims, security interests and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; such title insurance is in full force and effect; and no notice of cancellation has been received with respect thereto and, to the knowledge of the Company, none is threatened;

         (z) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus (a) are not convertible into an equity ownership interest in the Company or any of its subsidiaries, and (b) except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries holds a participating interest therein, and (c) except as disclosed in the Prospectus, such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned or leased by the Company or any of its subsidiaries;

         (aa) The Company has not taken and will not take directly or indirectly, any action designed to, or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any of the Securities;

         (ab) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole or otherwise require disclosure in the Registration Statement, (i) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws;

         The Company has conducted environmental investigations of, and has reviewed information regarding, its business, properties and operations as described in the Registration Statement; on the basis of such reviews, investigations and inquiries, the Company has reasonably concluded that, except as disclosed in the Registration Statement, any costs and liabilities associated with such matters would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole or otherwise require disclosure in the Registration Statement;

         (ac) (i) The Company has prepared and filed when due (taking into account any timely filed extensions) all material Federal, state, local and foreign returns for "Taxes" (as hereinafter defined) that are required to be filed by it for all taxable periods through the date of this Underwriting Agreement; all such returns are true, correct and complete in all material respects; the Company has paid all Taxes reported as due on such returns, except to the extent that any Taxes are being contested in good faith or for which a reserve has been established and has paid any other material Taxes for which it is liable; (ii) except as previously disclosed in writing, there are no material liens or claims for Taxes outstanding upon or against or threatened upon or against the Company or any of its assets (other than liens for Taxes which are not yet due and payable); and (iii) no audit, inquiry, investigation or similar proceeding with respect to Taxes is currently pending or, to the knowledge of the Company, threatened against the Company or any of its assets with respect to which it may be liable for the payment of Taxes, an adverse outcome of which would reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

         As used in the above paragraph, the term "Tax" or "Taxes" shall mean all United States Federal, state, local and foreign taxes, assessments or other governmental charges (whether imposed directly or through withholding by any governmental entity), including any interest, penalties and additions to taxes applicable thereto;

         (ad) Except as set forth in the Prospectus as amended or supplemented, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act;

         (ae) Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

         (af) Assuming due authorization, execution and delivery of any applicable Deposit Agreement by the Depositary, any Designated Security that is a Depositary Share will represent the interest in the Securities, deposited pursuant to the applicable Deposit Agreement, specified in the applicable Pricing Agreement; assuming due authorization, execution and delivery of the Depositary Receipts by the Depositary pursuant to the applicable Depositary Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the applicable Depositary Agreement;

         (ag) Each applicable Deposit Agreement, as of the applicable Time of Delivery, will have been duly authorized, executed and delivered by the Company.

    3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

    The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

    The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 100 Securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase.

    4. Certificates for the Firm Securities and the Optional Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor to the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and
(ii) with respect to the Optional Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

    5. The Company agrees with each of the Underwriters of any Designated
Securities:

         (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to the Designated Securities and prior to any Time of Delivery for the Designated Securities which shall be disapproved by the Representatives for the Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for the Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of any comments from the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information. The Company will make every reasonable effort to prevent the issuance of any stop order or order preventing or suspending any such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment;

         (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason, it shall be necessary during such same period to amend or supplement the Prospectus or to file under the

    Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

         (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

         (e) During the period specified in the applicable Pricing Agreement for the Designated Securities, the Company will not offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for the Designated Securities) which are substantially similar to the Designated Securities or which are convertible into or exchangeable for securities which are substantially similar to the Designated Securities without the prior written consent of the Representatives, except for the Designated Securities and any Securities (or securities convertible into or exercisable or exchangeable for Securities) issued by the Company in connection with acquisitions or a dividend reinvestment plan disclosed in the Prospectus as amended or supplemented.

         (f) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus as amended or supplemented under "Use of Proceeds".

         (g) Except as set forth in any applicable pricing Agreement, the Company will use its best efforts to effect the listing of the Securities on the NYSE.

         (h) The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code unless the directors determine, with the approval of a majority of each of the holders of the Company's common stock and preferred stock (including, but not limited to, its Series A Preferred Shares and its Series B Preferred Shares) to revoke the Company's REIT election because of a change in circumstances or changes in the Code (or in any regulations promulgated thereunder).

         (i) The Company, during the period when any Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

    6. The Company covenants and agrees with the several Underwriters that, except as may be otherwise set forth in the applicable Pricing Agreement relating to the Designated Securities, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses, if any, in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(c) hereof, including any fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) the cost of preparing, issuing and delivering certificates for the Securities; (vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (vii) the fees and expenses incurred in connection with the listing of any of the Securities on the NYSE; and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

    7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities or in certificates of any officer of the Company delivered pursuant to the provisions hereof and thereof are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

         (b) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs (i), (ii), and (iii) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

    In addition, the opinion of Counsel for the Underwriters shall state that they have participated in conferences with officers and representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company and you at which the contents of the Registration Statement and the Prospectus as amended or supplemented and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led them to believe that the Registration Statement (except for financial statements and supported schedules and other financial information and data included therein or omitted therefrom), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that each of the Prospectus as amended or supplemented except as aforesaid, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) Debevoise & Plimpton, counsel for the Company, shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities in form and substance satisfactory to the Representatives, to the effect that:

              (i) The Registration Statement, including any registration statement filed pursuant to Rule 462(b) of the Act (a "Rule 462(b) Registration Statement"), has been declared effective under the Act ; any required filing of the Prospectus as amended or supplemented pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

              (ii) The Registration Statement, including any Rule 462(b) Registration Statement and any information deemed to be part of Registration Statement pursuant to Rule 430A or Rule 434, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial information and data included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

              (iii) The form of certificate used to evidence Designated Securities that will be listed on the NYSE, if so provided in an applicable Pricing Agreement, complies in all material respects with the requirements of the New York Stock Exchange;

              (iv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree known to such counsel of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the rules and regulations thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement, the applicable Pricing Agreement or, if applicable, the applicable Deposit Agreement or for the offering, issuance or sale of the Designated Securities;

              (v) The execution, delivery and performance of the Underwriting Agreement, any applicable Pricing Agreement and any applicable Deposit Agreement and the consummation of the transactions contemplated hereunder, thereunder and in the Registration Statement and compliance by the Company with its obligations under the Underwriting Agreement and any applicable Pricing Agreement do not and will not, nor will such action result in any violation of the provisions of any (A) applicable New York or Federal law, statute, rule, regulation, judgment, order, writ or decree, known such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, or any of their respective properties, assets or operations or (B) the certificate of limited partnership of the Operating Partnership;

              (vi) The Operating Partnership is a limited partnership duly organized and existing under the laws of the State of Delaware and has the power and authority to own, lease and operate its properties and conduct its business substantially as described in the Prospectus;

              (vii) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Designated Securities by the Company to the Underwriters have been obtained or made; provided, however, that for purposes of this paragraph (x), such counsel need not express any opinion with respect to state securities laws; and

              (viii) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940;

         In addition, the opinion of Debevoise & Plimpton shall state that they have participated in conferences with officers and representatives of the Company, general counsel for the Company, counsel for the Underwriters, representatives of the independent accountants of the Company and you at which the contents of the Registration Statement, the Prospectus as amended or supplemented and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus as amended or supplemented or any applicable Pricing Agreement and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led them to believe that the Registration Statement (except for (i) financial statements and supported schedules and other financial information and data included therein or omitted therefrom and
    (ii) tax matters as to which such counsel will not be required to express any beliefs), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented except as aforesaid, as of its date and as of the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In giving these opinions, Debevoise & Plimpton may state that they are admitted to the bar of the State of New York and do not express any opinion as to the laws of any jurisdiction other than the Federal laws of the United States of America, the State of New York and Delaware corporate law and may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (2) as to the qualification and good standing of the Company or any of its subsidiaries, upon opinions of counsel in such other jurisdictions and certificates of appropriate government officials.

         (d) Husch & Eppenberger, LLC, special Missouri counsel for the Company, shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

              (i) The Company is a corporation duly incorporated and in good standing under and by virtue of the laws of the State of Missouri;

              (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business substantially as described in the

         Prospectus and to enter into and perform its obligations under this Agreement and the applicable Pricing Agreement;


              (iii) The numbers of authorized, issued and outstanding securities of the Company are as set forth in the Prospectus as amended or supplemented under "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement, any applicable Pricing Agreement or pursuant to reservations or agreements referred to in the Prospectus as amended or supplemented or pursuant to the exercise of convertible securities or options referred to in the Prospectus as amended or supplemented);

              (iv) The issuance and sale of the Designated Securities to the Underwriters pursuant to the Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities, and if applicable, the deposit of Securities in accordance with the Deposit Agreement, have been duly authorized, and, when issued and delivered by the Company against payment therefor pursuant to this Agreement and the Pricing Agreement, the Designated Securities will be validly issued, fully paid and nonassessable;

              (v) The information in the Prospectus under the headings "Description of Capital Stock", "Description of Warrants" and under such other heading, if any, in the Prospectus as amended or supplemented with respect to the Designated Securities which sets forth the terms of the Designated Securities, to the extent that it constitutes matters of Missouri law, summaries of legal matters, documents or proceedings or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

              (vi) The form of certificate evidencing the Designated Securities is in due and proper form and complies in all material respects with all applicable requirements of Missouri law and with any applicable requirements of the charter and by-laws of the Company;

              (vii) The issuance of the Designated Securities is not subject to any preemptive or similar rights arising under Missouri law, the Charter or the Bylaws of the Company;

              (viii) No authorization, approval, consent or order of any court or governmental authority or agency of the State of Missouri is required in connection with the offering, issuance or sale of the Designated Securities to the Underwriters, except such as may be required under the Act or the rules and regulations of the Commission thereunder or securities laws or regulations of any state or other jurisdiction;

              (ix) The Underwriting Agreement, the applicable Pricing Agreement relating to the Designated Securities and, if applicable, the Deposit Agreement relating to the Designated Securities have been duly authorized by all necessary corporate action of the Company; and

              (x) The execution, delivery and performance of the Underwriting Agreement, any applicable Pricing Agreement and, if applicable, the Deposit Agreement, and the consummation of the issuance and sale of the Designated Securities and the compliance by the Company with its obligations under the Underwriting Agreement, any applicable Pricing Agreement and, if applicable, the Deposit Agreement, do not and will not, nor will such action result in any violation of, the provisions of the charter and by-laws of the Company, or any Missouri law, statute, rule or regulation that such counsel, in its experience, recognizes as directly applicable to the Company.

         In giving these opinions, Husch Eppenberger, LLC may state that such opinions are limited to the law of the State of Missouri and may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (2) as to the qualification and good standing of the Company or any of its subsidiaries, upon opinions of counsel in such other jurisdictions and certificates of appropriate government officials.

         (e) Irv Hepner, General Counsel of the Westfield Corporation, Inc. (the advisor to the Company) shall have furnished to the Representatives his written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substances satisfactory to the Representatives, to the effect that:

              (i) The Company and the Operating Partnership are duly qualified as foreign entities to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole;

              (ii) The outstanding capital stock of the Company is as set forth in the Prospectus as amended or supplemented under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement, any applicable Pricing Agreement or pursuant to reservations or agreements referred to in the

         Prospectus as amended or supplemented or pursuant to the exercise of convertible securities or options referred to in the Prospectus as amended or supplemented);

              (iii) To the best of such counsel's knowledge, at the Time of Delivery the issuance of the Designated Securities is not subject to preemptive or other similar rights of any securityholder of the Company;

              (iv) Each subsidiary of the Company has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its origin has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; except as disclosed in the Registration Statement, all of the issued and outstanding capital stock or other ownership interests of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to his knowledge, except as otherwise disclosed in the Prospectus as amended or supplemented, the Underwriting Agreement and/or the applicable Pricing Agreement, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and, to the best of such counsel's knowledge, none of the outstanding securities of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary;

              (v) (a) The Underwriting Agreement, applicable Pricing Agreement and, if applicable, Deposit Agreement have been delivered by the Company;

              (vi) To the best of such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is party, or to which the property of any of them is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Underwriting Agreement, the applicable Pricing Agreement or, if applicable, the applicable Deposit Agreement or the performance by the Company of its obligations hereunder and thereunder;

              (vii) To the best of such counsel's knowledge there is neither any litigation nor governmental proceedings instituted or threatened against the Company or any of its subsidiaries that would be required to be disclosed in the Prospectus as amended or supplemented and that is not so disclosed or of any documents that are required to be described in the Registration Statement or the Prospectus as amended or supplemented or to be filed as exhibits thereto which have not been so described or filed as required;

              (viii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents and no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus as amended or supplemented or filed as an exhibit to the Registration Statement, except for such defaults that would not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole;

              (ix) The execution, delivery and performance of the Underwriting Agreement, the applicable Pricing Agreement and, if applicable, the applicable Deposit Agreement and the consummation of the transactions contemplated herein, therein and in the Registration Statement and compliance by the Company with its obligations under the Underwriting Agreement, the Pricing Agreement and, if applicable, the Deposit Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 2(k) of this Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to him, to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole);

         In giving these opinions Mr. Hepner may state that such opinions are limited to Federal law, the laws of the State of California and may rely (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the

    Company and (2) as to the qualification and good standing of the Company or any of its subsidiaries in any other jurisdiction, upon opinions of counsel in such other jurisdictions and certificates of appropriate government officials.

         (f) Skadden, Arps, Slate, Meagher & Flom LLP, tax counsel for the Company, shall have furnished to the Representatives their written opinions dated each Time of Delivery for such Designated Securities, respectively, in form and substance satisfactory to the Representatives, to the effect that:

              (i) Commencing with the Company's taxable year ended December 31, 1994, the Company was organized in conformity with the requirements for qualification as a REIT under the Code, and its planned method of operation, and its actual method of operation from February 12, 1994 through the date of such Time of Delivery, will enable it to meet the requirements for qualification and taxation as a REIT under the Code. The foregoing opinion takes into account the Company's interest in WPI during the period that WPI was not a qualified REIT Subsidiary.

              (ii) The discussion in the Registration Statement under the heading "Federal Income Tax Considerations" is a fair and accurate summary of the material Federal income tax consequences of the purchase, ownership and disposition of the Designated Securities, subject to the qualifications set forth therein.

         In addition, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP shall state that they have participated in conferences at which the contents of the Registration Statement and the Prospectus as amended or supplemented relating to tax matters were discussed with officers and other representatives of the Company, the Underwriters, counsel for the Underwriters and the Company's independent accountants and although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus as amended or supplemented (other than the discussion under the heading "Federal Income Tax Considerations"), and have not independently verified such statements, on the basis of the foregoing no facts have come to such counsel's attention that have led them to believe
    (i) that at the time that the Registration Statement became effective, the discussion in the Registration Statement, insofar as it relates to tax matters, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the discussion in the Prospectus as amended or supplemented, insofar as it relates to tax matters, as of the date of the Prospectus as amended or supplemented and as of the Time of Delivery, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Skadden, Arps, Slate, Meagher & Flom LLP need express no opinion or belief with respect to any other part of the Registration Statement or the Prospectus as amended or supplemented, including, without limitation, the financial statements, schedules and other financial or statistical data included in the Prospectus as amended or supplemented or excluded therefrom and included in the exhibits to the Registration Statement.

         In giving these opinions Skadden, Arps, Slate, Meagher & Flom LLP may state that the Company's qualification and taxation as a REIT depends upon the ability of the Company to meet through actual annual operating results, certain requirements, including requirements relating to distribution levels and diversity of stock ownership, and the various qualification tests imposed under the Code, respectively, the results of which will not be reviewed by them. Accordingly, no assurance can be given that the actual result of the Company's operation for any one taxable year will satisfy such requirements.

         Skadden, Arps, Slate, Meagher & Flom LLP will not undertake to advise of any subsequent changes in the matters stated, represented or assumed in any such opinion or any subsequent changes in applicable law. Additionally, Skadden, Arps, Slate, Meagher & Flom LLP may rely, as to matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company.

         (g) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

         (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capitalization or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Securities;

         (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's preferred stock;

         (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
    (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or Optional Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

         (k) If requested by the Underwriters, the Designated Securities at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

         (l) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Designated Securities pursuant to this Agreement or any applicable Pricing Agreement;

         (m) The Company and the Operating Partnership shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Company and the Operating Partnership satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Operating Partnership herein at and as of such Time of Delivery, as to the performance by the Company and the Operating Partnership of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Representatives may reasonably request;

         (n) On or before the applicable Time of Delivery, if requested, the Company shall have received and provided to the Representatives copies of valid and binding agreements duly executed by the persons or entities named in the applicable Pricing Agreement, pursuant to which each such person or entity shall agree not to, without the prior written consent of the Representatives, sell, offer to sell, grant any option for the sale of, contract to sell or otherwise transfer or dispose of or announce its intent to take any such action, any Securities or any security convertible or exchangeable for Securities, for the period specified in the applicable Pricing Agreement; and

         (o) At each Time of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Designated Securities as contemplated in the appropriate Pricing Agreement, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Designated Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

    In the event that the Underwriters exercise their option provided in Section 3 hereof to purchase all or any portion of the Optional Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished hereunder shall be true and correct as of each Time of Delivery and, at the applicable Time of Delivery, the Representatives shall have received the certificates and opinions, dated the relevant Time of Delivery, referred to in this Section 7.

         8. (a) The Company and the Operating Partnership jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Operating Partnership shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities directly or through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Operating Partnership against any losses, claims, damages or liabilities to which the Company or the Operating Partnership may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such Underwriter directly or through the Representatives expressly for use therein; and will reimburse the Company and the Operating Partnership for any legal or other expenses reasonably incurred by the Company or the Operating Partnership in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party or parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Operating Partnership bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection
    (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company and the Operating Partnership under this Section 8 shall be in addition to any liability which the Company and the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee or partner, as applicable, of the Company or the Operating Partnership and to each person, if any, who controls the Company or the Operating Partnership within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Operating Partnership or any officer or director or partner or controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Securities.

    11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

    12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

    The Company, the Operating Partnership and the Underwriters acknowledge that Skadden, Arps, Slate, Meagher & Flom LLP, which is acting as counsel to the Underwriters in connection with the offer and sale of the Securities, also acts as counsel to the Company, the Operating Partnership and certain affiliates thereof with respect to tax matters. The Operating Partnership, the Company and each of the Underwriters consent to Skadden, Arps, Slate, Meagher & Flom LLP acting both as counsel to the Underwriters and as counsel to the Company, the Operating Partnership and certain affiliates thereof with respect to tax matters.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the Company at 11601 Wilshire Boulevard, 12th Floor, Los Angeles, CA 90025, Attention: Irv Hepner; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

    15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York including, without limitation, Section 5-1401 of the New York General Obligations Law.

    16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

    If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

                                Very truly yours,

                                Westfield America, Inc.


                                By:
                                   -------------------------------
                                   Name:
                                   Title:


                                Westfield America Limited Partnership

                                By: Westfield America, Inc.
                                    its General Partner


                                By:
                                   -------------------------------
                                   Name:
                                   Title:


Accepted as of the date hereof:


-------------------------------


By:
  ------------------------------
 (                             )
  -----------------------------

                                                                     ANNEX I

                                Pricing Agreement




Ladies and Gentlemen:

    Westfield America, Inc., a Missouri corporation organized and operating as a real estate investment trust (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated
 .......... , ..... (the "Underwriting Agreement"), between the Company on the one hand and ......... on the other hand, to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

    An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

    Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Securities as to which such election shall have been exercised].

    [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

    If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                Very truly yours,

                                Westfield America, Inc.

                                By:
                                   -------------------------------
                                   Name:
                                   Title:


Accepted as of the date hereof:

-------------------------------
Name(s) of Co-Representative(s)


By:
   ----------------------------
  (                           )
   ---------------------------

                                   SCHEDULE I



                                                               Maximum
                                                                Number
                                           Number of          of Optional
                                             Firm             Securities
                                          Securities            Which
                                            to be               May be
        Underwriter                       Purchased            Purchased
    ------------------                   -----------          -----------
[Name(s) of Representative(s)]
[Names of other Underwriters]

Total
                                         -------------        -------------
                                         -------------        -------------

                                   SCHEDULE II

Number of Designated Securities:
 Number of Firm Securities:
 Maximum Number of Optional Securities:

Initial Offering Price to Public:
 [$........ per Security] [Formula]

Purchase Price by Underwriters:
 [$........ per Security] [Formula]

Commission Payable to Underwriters:
$........ per Share

Form of Designated Securities:
Definitive form, to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or [its designated custodian, the Representatives]

Specified Funds for Payment of Purchase Price:

Blackout Provisions:

Time of Delivery:
 ......... a.m. (New York City time), .................., 19..

Closing Location:

Names and Addresses of Representatives:
 Designated Representatives:
 Address for Notices, etc.:

Other Terms:

                                                                    ANNEX II

    Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

         (i) They are independent certified public accountants with respect to the entities represented by financial statements or financial statement schedules included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the entities represented by financial statements or financial statement schedules included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as amended or supplemented; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

         (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the entities represented by financial statements or financial statement schedules included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented for the five most recent fiscal years included in the Prospectus as amended or supplemented and included or incorporated by reference in Item 6 of any such entity's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in any such entity's Annual Reports on Form 10-K for such fiscal years;

         (v) They have compared the information in the Prospectus as amended or supplemented under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

         (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the entities whose financial statements or financial statement schedules are included in or incorporated by reference in the Registration Statement or Prospectus as amended or supplemented, inspection of the minute books of such entities since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of such entities responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented and/or included or incorporated by reference in such entities' Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented or included in the such entities' Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented, for them to be in conformity with generally accepted accounting principles;

              (B) any other unaudited income statement data and balance sheet items in the Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in such entities' Annual Report on Form 10-K for the most recent fiscal year;

              (C) the unaudited financial statements which were not included in the Prospectus as amended or supplemented but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in such entities' Annual Report on Form 10-K for the most recent fiscal year;

              (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

              (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the issued and outstanding equity securities of the Company (other than issuances of securities upon exercise of options and stock appreciation rights, upon earn-outs of performance securities and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

              (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus as amended or supplemented to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus as amended or supplemented (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus as amended or supplemented specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

    All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.